EQ Advisors TrustSM

AXA Ultra Conservative Strategy Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2016

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2016, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2015, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Ultra Conservative Strategy Portfolio	Class IA Shares		Class IB Shares
Management Fee	0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.65%	*	0.65%
Acquired Fund Fees and Expenses (Underlying Portfolios)**	0.46%	*	0.46%
Total Annual Portfolio Operating Expenses	1.46%		1.46%
Fee Waiver and/or Expense Reimbursement†	–0.51%		–0.51%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%		0.95%
*	Based on estimated amounts for the current fiscal year.
**	Acquired fund fees and expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2017.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$412	$749	$1,703
Class IB Shares	$97	$412	$749	$1,703

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 208% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and sub-advised by one or more investment sub-advisers (Sub-Adviser”). Under normal market conditions, it is expected that the Portfolio will invest approximately 90% of its assets in fixed income investments and approximately 10% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate

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from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

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Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Asset Transfer Program Risk — The Portfolio is used in connection with certain benefit programs under Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”). The Contracts provide that AXA Equitable can automatically transfer contract value between the Portfolio and other portfolios managed by the Manager and the general account of AXA Equitable through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect Contract value from declines due to market volatility, and thereby limit AXA Equitable’s exposure to risk on certain guaranteed benefits under the Contracts. This mathematical process may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. For instance, the Portfolio’s investment performance could be adversely affected if the mathematical process requires the Manager to purchase and sell securities at inopportune times or otherwise limits the Manager’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

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Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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ETFs Risk — The Portfolio will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of the Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap and Small-Cap Company Risk — The Portfolio’s investments in mid- and small-capitalization companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

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Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by the Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Risks of Investing in Underlying Portfolios — The Portfolio will indirectly bear fees and expenses charged by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market

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values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of a volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments (some of which may be sudden) or volatility for any particular period that may be higher or lower. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception through December 31, 2015 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. The hypothetical composite index against which the Portfolio measures its performance, the AXA Ultra Conservative Strategy Index, is replaced with a new hypothetical composite index, 90% Barclays U.S. Intermediate Government Bond Index / 1.5% MSCI EAFE Index / 1.5% S&P MidCap 400 Index / 5.5% S&P 500 Index / 1.5% Russell 2000 Index. The Manager believes the new hypothetical composite index serves as a better performance comparison for investors.

Class IA shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.08% (2013 1st Quarter)	–1.27% (2013 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA Ultra Conservative Strategy Portfolio — Class IB Shares (Inception Date: September 28, 2011)	–0.02%	1.50%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	16.92%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	1.18%	1.16%
AXA Ultra Conservative Strategy Index (reflects no deduction for fees, expenses, or taxes)	1.23%	2.51%
90% Barclays U.S. Intermediate Government Bond Index / 1.5% MSCI EAFE Index / 1.5% S&P MidCap 400 Index / 5.5% S&P 500 Index / 1.5% Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	1.12%	2.56%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	August 2011
Miao Hu, CFA®	Assistant Portfolio Manager of FMG LLC	May 2016

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with certain benefit programs under Contracts issued by AXA Equitable.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Procedures for purchasing and redeeming Portfolio shares are governed by the applicable separate account through which you invest. In certain limited circumstances, Portfolio shares may be redeemed as part of an exchange on a specified delayed basis. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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